                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 21, 2005


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)


   Delaware                        333-121605                    13-3416059
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


              250 Vesey Street
     4 World Financial Center 28th Floor                              10080
             New York, New York
--------------------------------------------------------------------------------
  (Address of principal executive offices)                          Zip Code


           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
--------------------------------------------------------------------------------
         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. Acquisition or Disposition of Assets: General.

      On April 21, 2005, Merrill Lynch Mortgage Investors, Inc. issued its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2005-HE1, such series representing interests in a pool of fixed and adjustable rate conventional one- to four-family mortgage loans secured by first or second liens. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 19, 2005, as supplemented by the prospectus supplement dated April 19, 2005 (collectively, the "Prospectus").

      The Certificates consist of the following classes: Class A-1A, Class A-1B, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class C, Class P and Class R.

      The Certificates represent beneficial ownership interests in the Trust Fund. The Trust Fund consists of the Mortgage Pool and certain other property described in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

      (a) Not applicable

      (b) Not applicable

      (c) Exhibits:

Item 601(a)
of Regulation S-K

Exhibit No.            Description
-----------            -----------
4.1                    Pooling and Servicing Agreement among Merrill Lynch
                       Mortgage Investors, Inc., as depositor, Wilshire
                       Credit Corporation, as servicer and Wells Fargo
                       Bank, N.A. as trustee, dated as of March 1, 2005,
                       for Merrill Lynch Mortgage Investors Trust Mortgage
                       Loan Asset-Backed Certificates, Series 2005-HE1.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: May 06, 2005


                                        By:   /s/ Matthew Whalen
                                              ------------------
                                        Name:  Matthew Whalen
                                        Title: President

                               INDEX TO EXHIBITS

Exhibit No.            Description
-----------            -----------
4.1                    Pooling and Servicing Agreement among Merrill Lynch
                       Mortgage Investors, Inc., as depositor, Wilshire Credit
                       Corporation, as servicer and Wells Fargo Bank, N.A., as
                       trustee, dated as of March 1, 2005, for Merrill Lynch
                       Mortgage Investors Trust Mortgage Loan Asset-Backed
                       Certificates, Series 2005-HE1.